Exhibit 99.2
August 6, 2009 Dana Holding Corporation Second Quarter 2009 Earnings Conference Call

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Safe Harbor Statement Certain statements and projections contained in this presentation are, by their nature, forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs, and certain assumptions made by us, all of which are subject to change. Forward-looking statements can often be identified by words such as "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward- looking statement. Dana's Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Securities and Exchange Commission filings discuss important risk factors that could affect our business, results of operations and financial condition. The forward-looking statements in this presentation speak only as of this date. Dana does not undertake any obligation to revise or update publicly any forward-looking statement for any reason.

Agenda Introduction Lillian Etzkorn Senior Director - Investor Relations Update on Key Issues John Devine and Initiatives Chairman Jim Sweetnam President & CEO Quarterly Financial Jim Yost and Market Review Chief Financial Officer Jacqueline Dedo Senior Vice President - Strategy and Business Development Q&A Session All

Second Quarter Summary Results were improved compared with the first quarter - despite decline in revenue Good progress on right-sizing operations, cost reductions, and pricing Continued improvements in working capital and generated positive free cash flow Achieved second quarter financial covenants Adequate liquidity - reduced debt Managing well in an extremely volatile environment with the right management

Second Quarter Business Highlights Revenue continues to be weak - about flat with first quarter Global industry outlook mixed: Light vehicle market appears to be improving Commercial vehicle market decline has stabilized Off-Highway market continues to weaken Generating new business in all three product segments (light vehicle, commercial vehicle, and off-highway) Secured profitable new business (both replacement and incremental) during second quarter Successfully navigated GM and Chrysler restructurings with minimal impact

Second Quarter Business Highlights (con't) Global roll-out of Dana Operating System driving significant reduction in conversion costs: Achieved 30% management structure improvement $200+ million first-half inventory reduction Minimal supplier disruptions in volatile market Continued workforce reductions: Aligning organization to reduced volume levels Permanent structural reductions improving productivity and profitability Continue to pursue and win new profitable business while aggressively resizing the business

Quarterly Financial Review

Financial Summary ($ in Millions) See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q2 2009 Sales $ 1,190 $ (1,143) $ (26) EBITDA 94 (70) 78 Net Income attributable to Dana 0 122 157 Capital Spend (24) 23 6 Free Cash Flow 73 35 277 Actual vs. Q1 2009 vs. Q2 2008

2008 2009 Volume/Mix Pricing Currency 2333 1190.2 -1106 60 -97 ($1,143) Change in Sales (Q2 2009 vs. Q2 2008, $ in Millions)

Change in EBITDA (Q2 2009 vs. Q2 2008, $ in Millions) 2008 2009 Volume/Mix Currency Pricing Cost Saving/ Other 164 94 -205 -3 60 78 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. ($70) Conversion Cost $35 Warranty 26 SG&A/Other 17 Environmental 12 Asbestos Liab. 6 Material (6) 2008 Pension (12)

Change in EBITDA (Q2 2009 vs. Q1 2009, $ in Millions) Q1 Q2 Volume/Mix Currency Pricing Cost Saving/ Other 16 94 -10 -3 -11 102 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. $78 Material $33 Conversion Cost 23 SG&A/Other 20 Environmental 12 Warranty 8 Asbestos Liab. 6

Change in EBITDA (First Half 2009 vs. First Half 2008, $ in Millions) 2008 2009 Volume/Mix Currency Pricing Cost Saving/ Other 298 110 -410 -22 131 113 See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes. ($188) Conversion Cost $60 Warranty 33 SG&A/Other 29 Environmental 12 Asbestos 6 2008 Pension (12) Material (15)

2nd Qtr 2008 2nd Qtr 2009 Sales 100 49 Flexible Operations 2nd Qtr 2008 2nd Qtr 2009 Sales 100 51 Worldwide Employment 34,900 22,500 51% Reduction REVENUE 49% Reduction DIRECT LABOR COST

Free Cash Flow ($ in Millions) 1 - The changes in working capital relating to interest, taxes, and realignment are included in those respective categories See supplemental slides for comments regarding the presentation of non-GAAP measures and a reconciliation of EBITDA to income (loss) from continuing operations before income taxes and free cash flow to cash from (used by) operations. Q2 2009 EBITDA $ 94 $ (70) $ 110 Working Capital 1 91 73 5 Capital Spend (24) 23 (54) Interest & Taxes (38) (13) (66) Realignment (31) 16 (99) Other (19) 6 (27) Free Cash Flow $ 73 $ 35 $ (131) Actual vs. 2008 First Half Memo:

Change in Working Capital ($ in Millions) Q2 2009 Accounts Receivable $ 57 $ (25) $ 39 Inventory 93 148 217 Accounts Payable (63) (59) (251) Other 4 9 0 Working Capital $ 91 $ 73 $ 5 Actual vs. 2008 First Half Memo:

Debt Reduction Total debt at $1,099 million, down $129 million Term loan reduced by $125 million, using cash of $77 million Reduced debt by 10% in the second quarter

Net Debt ($ in Millions) June 30, 2009 Net debt improved $133 million in the second quarter Cash - U.S. $ 236 International 317 Total Cash $ 553 Term Loan Facility $ 1,137 Less OID (72) All other debt 34 Total Debt $ 1,099 Net Debt $ 546

Global Liquidity ($ in Millions) June 30, 2009 Cash $ 553 Less: Deposits supporting obligations (41) Available cash $ 512 Additional cash availability from: Lines of credit (U.S. and Europe) 152 Total global liquidity $ 664

Global Vehicle Production Dana Forecasts (Units in 000s) North America Light Vehicle 12,650 8,000 - 8,700 Medium Truck 157 101 - 109 Heavy Truck 196 104 - 121 Europe (including E. Europe) Light Vehicle 21,260 16,300 - 17,100 Medium/Heavy Truck 749 338 - 392 South America Light Vehicle 3,800 3,100 - 3,440 Medium/Heavy Truck 173 119 - 126 Asia Pacific Light Vehicle 28,700 22,100 - 25,500 Medium/Heavy Truck 1,355 1,092 - 1,212 Off-Highway - Global Agricultural Equipment Baseline -35% to -40% Construction Equipment Baseline -70% to -75% SOURCE: IHS Global Insight, CSM Worldwide, Dana Estimates, ACT 2009 2008 Outlook

Net New Business (By Region, $ in Millions) 2009 2010 2011 2012 N.America 30.66 27.42 36.15 39.89 S.America 34.78 104.34 111.27 112.06 Asia 17.01 40.98 63.96 71.71 Europe 53.01 80.78 111.46 138.24 Total $M: 134 362 194 384 $1,074 Total Note: Cumulative business wins/losses for start of production 2008 and later expressed as incremental to base year 2008. As of June 30, 2009. Based on Quoted volumes

2009 Outlook Right-size Operations Improve Operations Plant Performance Pricing Improvement Align Operations to Volume Maintain Adequate Liquidity & EBITDA Global workforce reductions of more than 5,800 in 2009 +35% workforce reduction since 2007 Conversion cost improvement of $150M - $200M $160M - $250M $400M - $500M EBITDA higher than 2008 Capital expenditures of less than $150M Positive Free Cash Flow Actions on track Actions on track, could be influenced by market factors Dependent upon market factors Key: Outlook Plan

Summary Focus remains on achieving our 2009 plan: Right-size operations Improve profits and operational performance Maintain adequate liquidity and profits Continue strategic initiatives

Q&A Session

Supplemental Slides Non-GAAP Financial Information In connection with Dana's emergence from bankruptcy on January 31, 2008 and the application of fresh start accounting in accordance with the provisions of the American Institute of Certified Public Accountants' Statement of Position 90-7, the post-emergence results of the successor company for the five months ended June 30, 2008 and the pre-emergence results of the predecessor company for the one month ended January 31, 2008 are presented separately as successor and predecessor results in the financial statements presented in our Form 10- Q. This presentation is required by generally accepted accounting principles (GAAP) as the successor company is considered to be a new entity, and the results of the new entity reflect the application of fresh start accounting. For your convenience in viewing the accompanying slides, we have combined the separate successor and predecessor periods to derive combined results for the six months ended June 30, 2008. The following slides provide the separate successor and predecessor GAAP results for the applicable periods, along with the combined results described above for the six months of 2008. A number of slides refer to EBITDA, which we've defined to be earnings before interest, taxes, depreciation, amortization and restructuring. EBITDA is a non-GAAP financial measure, and the measure currently being used by Dana as the primary measure of its reportable operating segment performance. EBITDA was selected as the primary measure for operating segment performance as well as a relevant measure of Dana's overall performance given the enhanced comparability and usefulness after application of fresh start accounting. The most significant impact to Dana's ongoing results of operations as a result of applying fresh start accounting is higher depreciation and amortization. By using EBITDA, which is a performance measure that excludes depreciation and amortization, the comparability of results is enhanced. Management also believes that EBITDA is an important measure since the financial covenants of our primary debt agreements are EBITDA-based, and our management incentive performance programs are based, in part, on EBITDA. Because it is a non-GAAP measure, EBITDA should not be considered a substitute for net income or other reported results prepared in accordance with GAAP. Slides 33 and 34 provide a reconciliation of EBITDA for the periods presented to the reported income (loss) from continuing operations before income taxes, which is a GAAP measure.

27 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Three Months Ended June 30, 2009 and 2008 (In millions, except per share amounts)

28 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Operations (Unaudited) For the Six Months Ended June 30, 2009 and 2008 (In millions, except per share amounts)

29 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Balance Sheet (Unaudited) As of June 30, 2009 and December 31, 2008 (In millions)

30 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Cash Flows (Unaudited) For the Three Months Ended June 30, 2009 and 2008 (In millions)

31 (c) Dana Limited DANA HOLDING CORPORATION Consolidated Statement of Cash Flows (Unaudited) For the Six Months Ended June 30, 2009 and 2008 (In millions)

32 (c) Dana Limited DANA HOLDING CORPORATION Segment Sales & EBITDA For the Three Months Ended June 30, 2009 and 2008 (In millions)

33 (c) Dana Limited DANA HOLDING CORPORATION Segment Sales & EBITDA For the Six Months Ended June 30, 2009 and 2008 (In millions)

34 (c) Dana Limited DANA HOLDING CORPORATION Segment EBITDA Reconciliation (Unaudited) Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes For the Three Months Ended June 30, 2009 and 2008 (In millions)

35 (c) Dana Limited DANA HOLDING CORPORATION Segment EBITDA Reconciliation (Unaudited) Reconciliation of Segment EBITDA to Income (Loss) from Continuing Operations Before Income Taxes For the Six Months Ended June 30, 2009 and 2008 (In millions)